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                         SUPPLEMENT DATED JUNE 12, 2006
         TO THE CURRENT STATEMENTS OF ADDITIONAL INFORMATION ("SAI"s) OF THE ING EQUITY TRUST, ING FUNDS TRUST, ING INVESTMENT FUNDS, INC., ING
          MAYFLOWER TRUST, ING MUTUAL FUNDS, ING SENIOR INCOME FUND AND
                      ING PRIME RATE TRUST (THE "REGISTRANTS")

Effective May 25, 2006, Mr. Richard A. Wedemeyer retired from the Boards of Directors/Trustees ("Boards") of the ING Funds and has been removed from the Boards' committees.

Effective April 28, 2006, Mr. Thomas J. McInerney resigned from the Board of the ING Funds and was removed from the Boards' committees.

Effective immediately, the third and sixth paragraphs of the section entitled, "Dealer Commissions and Other Incentives" for all of the above Registrants' SAIs, except ING Equity Trust, ING Funds Trust - ING Institutional Prime Money Market Fund, ING Investment Funds, Inc., ING Prime Rate Trust and ING Senior Income Fund are herby deleted and replaced with the following:

       Also, the Distributor will pay out of its own assets a commission of 1.00% of the amount invested for purchases of Class A shares of less than $1 million by qualified retirement plans with 50 or more participants.

       In connection with qualified retirement plans that invest $1 million or more in Class A shares of the Funds, the Distributor will pay dealer compensation of 1.00% of the purchase price of the shares to the dealer from its own resources at the time of the initial investment.

Effective immediately, the third paragraph of the section entitled, "Dealer Commissions and Other Incentives" for ING Equity Trust and ING Investment Funds, Inc. is herby deleted and replaced with the following:

       Also, the Distributor will pay out of its own assets a commission of 1.00% of the amount invested for purchases of Class A shares of less than $1 million by qualified retirement plans with 50 or more participants. In connection with qualified retirement plans that invest $1 million or more in Class A shares of the Funds, the Distributor will pay dealer compensation of 1.00% of the purchase price of the shares to the dealer from its own resources at the time of the initial investment.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE